Exhibit 99.1 Ventyx Biosciences 2023 R&D Day January 26, 2023 1

Forward Looking Statements Ventyx Biosciences, Inc. (“Ventyx” or the “Company”) cautions you that statements contained in this presentation regarding matters that are not historical facts are forward-looking statements. These statements are based on the Company’s current beliefs and expectations. Such forward-looking statements include, but are not limited to, statements regarding: the potential of Ventyx’s product candidates and the anticipated continued progression of the development pipeline for such product candidates; and the anticipated timing of commencement, enrollment and completion of clinical trials for Ventyx’s product candidates, including anticipated milestones for Ventyx’s product candidates; and the expected timeframe for funding Ventyx’s operating plan with current cash, cash equivalents and marketable securities. The inclusion of forward-looking statements should not be regarded as a representation by Ventyx that any of its plans will be achieved. Actual results may differ from those set forth in this presentation due to the risks and uncertainties inherent in Ventyx’s business, including, without limitation: potential delays in the commencement, enrollment and completion of clinical trials; disruption to our operations from the ongoing global outbreak of the COVID-19 pandemic, or from the ongoing military conflict in Ukraine, including clinical trial delays; Ventyx’s dependence on third parties in connection with product manufacturing, research and preclinical and clinical testing; disruptions in the supply chain, including raw materials needed for manufacturing and animals used in research; delays in site activations and enrollment of clinical trials; the results of preclinical studies and early clinical trials not necessarily being predictive of future results; interim results not necessarily being predictive of final results; the potential of one or more outcomes to materially change as a trial continues and more patient data become available and following more comprehensive audit and verification procedures; regulatory developments in the United States and foreign countries; unexpected adverse side effects or inadequate efficacy of Ventyx’s product candidates that may limit their development, regulatory approval and/or commercialization, or may result in recalls or product liability claims; Ventyx’s ability to obtain and maintain intellectual property protection for its product candidates; the use of capital resources by Ventyx sooner than expected; and other risks described in Ventyx’s prior press releases and Ventyx’s filings with the Securities and Exchange Commission (SEC), including in Part II, Item 1A (Risk Factors) of Ventyx’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2022 filed on November 4, 2022, and any subsequent filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Ventyx undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This presentation includes statistical and other industry and market data that we obtained from industry publications and research, surveys and studies conducted by third parties as well as our own estimates of potential market opportunities. Industry publications and third-party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. Our estimates of the potential market opportunities for our products include several key assumptions based on our industry knowledge, industry publications, third-party research and other surveys, which may be based on a small sample size and may fail to accurately reflect market opportunities. While we believe that our internal assumptions are reliable, such assumptions have not been verified by any third party. The industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of important factors that could cause results to differ materially from those expressed in the estimates made by third parties and by us. Trademarks in this presentation are the property of their respective owners and used for informational and education purposes only. 2

Ventyx Biosciences 2023 R&D Day Logistics • The event is scheduled to end at approximately 11:30AM ET • Lunch will be served at the conclusion of the session • Please hold questions until the moderated Q&A session at the end of the event • Microphones will be circulated for those attending in person; virtual attendees can submit questions via chat box in the webcast platform • In the interest of time, please limit questions to one per analyst • At the conclusion of the event, materials from today’s presentations will be posted under the Investors section of our website (www.ventyxbio.com) 3

Ventyx Biosciences 2023 R&D Day

Speakers and Participants



Raju Mohan, PhD

CHIEF EXECUTIVE OFFICER, FOUNDER & DIRECTOR



William Sandborn, MD

PRESIDENT, CHIEF MEDICAL OFFICER



Martin Auster, MD

CHIEF FINANCIAL OFFICER



John Nuss, PhD

CHIEF SCIENTIFIC OFFICER



James Krueger, MD, PhD

ROCKEFELLER UNIVERSITY ADVISOR*

*Consultant/honoraria: AbbVie, Aclaris, Allergan, Almirall, Amgen, Artax Biopharma, Arena, Aristea, Asana, Aurigene, Biogen Idec, Boehringer Ingelheim, Bristol-Myers Squibb, Escalier, Galapagos, Janssen, Kyowa Kirin, Lilly, MoonLake Immunotherapeutics, Nimbus, Novartis, Pfizer, Sanofi, Sienna Biopharmaceuticals, Sun Pharma, Target-Derm, UCB, Valeant, Ventyx

*Grant support (to The Rockefeller University): AbbVie, Akros, Allergan, Amgen, Avillion, Biogen, Botanix, Boehringer Ingelheim, Bristol-Myers Squibb, Exicure, Innovaderm, Incyte, Janssen, Kyowa Kirin, Lilly, Nimbus Lackshmi, Novan, Novartis, PAREXEL, Pfizer, Regeneron, UCB, Vitae Pharmaceuticals.

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Ventyx Biosciences 2023 R&D Day

Agenda

Time	Topic	Speaker
9:00 – 9:05AM	**Welcome**	**Martin Auster, M.D.** Chief Financial Officer
9:05 – 9:15AM	**Introductory Remarks**	**Raju Mohan, Ph.D.** Founder and CEO
9:15 – 9:50AM	**VTX958 Phase 2 Program and Strategy**	**Raju Mohan, Ph.D.** **William J. Sandborn, M.D.** President and CMO
9:50 – 10:00AM	**VTX958 ER Formulation Update**	**Raju Mohan, Ph.D.**
10:00 – 10:20AM	**VTX002 Phase 2 Update and Strategy**	**William J. Sandborn, M.D.**
10:20 – 10:40AM	**NLRP3 Portfolio**	**William J. Sandborn, M.D.** **John Nuss, Ph.D.** Chief Scientific Officer
10:40 – 10:50AM	**Discovery Update**	**John Nuss, Ph.D.**
10:50 – 11:30AM	**Q&A Session**	**All**

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Introduction Raju Mohan, Ph.D. Founder and Chief Executive Officer 6

Ventyx's Chemistry-Driven, Efficient & Productive R&D Engine

A wholly-owned clinical portfolio



VTX3232
CNS-NLRP3
INHIBITOR
VTX2735
NLRP3
INHIBITOR
Discovery Target
Acute
inflammatory
response
Monocyte &
lymphocyte
recruitment
Lymphocyte
Egress
Cell death &
tissue damage
T helper
VTX002
S1P1
MODULATOR
Discovery Target
IL-4Rα Antagonists
Th2
Cytokines
Th1/Th17
Cytokines
VTX2735
NLRP3
INHIBITOR
VTX958
TYK2
INHIBITOR
VTX3232
CNS-NLRP3
INHIBITOR
Innate/Adaptive
Feed Forward
Chronic inflammatory
response

Validated Targets

Unmet Need

Differentiated Molecules

Improved Safety and Efficacy*

Targeting the cycle of chronic inflammation

*Represents target clinical profile for pipeline candidates.

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Clear Strategy to Drive Value with Wholly-Owned Pipeline

Differentiated Clinical-Stage Assets Targeting Large Markets

Validated Targets	TYK2	Clinically validated in **PsO, PsA, SLE**; IL-23 pathway validated in **UC** and **CD**
	S1PR1	Only safe and effective oral mechanism in **moderate/severe UC**
	NLRP3	Strong **biologic rationale**; IL-1β validated by biologics
Differentiated Molecules	VTX958	**Class-leading** target coverage and safety in Phase 1; broad therapeutic window
	VTX002	Targeting potential **best-in-class** pharmacodynamic effect and efficacy in UC
	NLRP3	Potential best-in-class NLRP3 inhibitors for **peripheral and CNS** applications
Established Markets	Large TAM	Targeting established immunology markets totaling **>$50B** in annual WW sales and growing[1]
		Large indications dominated by injectable biologics with high demand for **safe and effective oral agents**

PsO: psoriasis; PsA: psoriatic arthritis; SLE: systemic lupus erythematosus; UC: ulcerative colitis; CD: Crohn's disease; TAM: total addressable market.
1. 2021 total WW indication sales in PsO, PsA, SLE, UC, and CD per EvaluatePharma estimates sourced in December 2022.

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Disrupting Biologic-Dominated Immunology Markets

With Differentiated Safe and Effective Oral Agents

- Target indications remain underpenetrated
- Paucity of oral agents with attractive risk/benefit profiles
- Chronic disease populations - patients commonly cycle through therapies:
  - **Suboptimal response rates** in many autoimmune diseases (IBD, PsA, lupus)
  - **Loss of response** to biologic therapies over time (e.g. anti-drug antibodies)
  - Aversion to administration profile of available biologic therapies




$51B
$70B
2021
2022
2023
2024
2025
2026
2027
2028
PsO
CD
UC
PsA
SLE

>11 million US patients[2]

Dominated by injectable biologics

High demand for oral agents

PsO: plaque psoriasis; PsA: psoriatic arthritis; SLE: systemic lupus erythematosus; UC: ulcerative colitis; CD: Crohn's disease.
1. 2021 total WW sales in PsO, PsA, SLE, UC, and CD per EvaluatePharma sourced in December 2022. 2. Epidemiology from CCFA, National Psoriasis Foundation, Lupus Foundation of America.

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Wholly-Owned and Internally-Discovered Small Molecule Portfolio With Multiple Near-Term Clinical Catalysts S1P1R Modulator Candidate Indication IND-Enabling Phase 1 Phase 2 Phase 3 Anticipated Catalysts VTX002 Ulcerative Colitis Phase 2 data H2 2023 TYK2 Inhibitor Candidate Indication IND-Enabling Phase 1 Phase 2 Phase 3 Anticipated Catalysts VTX958 Plaque Psoriasis Phase 2 data Q4 2023 VTX958 Crohn’s Disease Phase 2 data 2024 VTX958 Psoriatic Arthritis Phase 2 data H1 2024 Peripheral NLRP3 Inhibitor Candidate Indication IND-Enabling Phase 1 Phase 2 Phase 3 Anticipated Catalysts VTX2735 CAPS Initiate Phase 2 Q1 2023 CNS-Penetrant NLRP3 Inhibitor Candidate Indication IND-Enabling Phase 1 Phase 2 Phase 3 Anticipated Catalysts VTX3232 Parkinson’s Disease Initiate Phase 1 H1 2023 10

TYK2 Inhibitor VTX958 Raju Mohan, Ph.D. Founder and CEO 11

VTX958 Is a Potential Best-in-Class Allosteric TYK2 Inhibitor



JAK
JAK
Adaptive and innate immunity
Homeostasis
Neuronal survival
Lipid metabolism
IL-23
p19
p40
Th17 cell
JAK2
STAT3
TYK2
STAT4
TYK2
JH2
JH1
VTX958
VTX958 is designed to selectively inhibit the TYK2 allosteric domain, reducing inflammatory cytokine levels and downstream tissue damage
IL-22
IL-21
IFNγ
IL-17
TNFα
TNFα
IL-17
IL-18
IFNγ
IL-2
TNFα
IFNγ
IL-17
Psoriasis
Reduced inflammation and tissue damage
Psoriatic Arthritis
Reduced inflammation and tissue damage
Crohn's Disease
Reduced inflammation and tissue damage

1. Rendon A, Schäkel K. *Int J Mol Sci.* 2019;20(6):1475; 2. Carvalho AL, et al. *Front Mol Biosci.* 2021;8:662047; 3. Waszczykowski M et al. *Postepy Dermatol Alergol.* 2020;37(6):1001-1008; 4. Schmitt H, et al. *Front Immunol.* 2021;12:622934; 5. Ventyx Biosciences. Data on File. 2022.

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Sotyktu Label Differentiates TYK2 from JAK Inhibitor Class Clean Label Supports Broad Appeal of TYK2 Mechanism in Target Indications Source: Sotyktu prescribing information (FDA package insert). 13

Highly Selective for TYK2 JH2 Domain

Inhibits TYK2 Pathways (IL-12, IL-23, IFNα) while Avoiding JAK1/2/3 Pathways

Structural Rationale for VTX958 Selectivity

- Productive interaction for both VTX958 and Sotyktu (deucravacitinib) with valine residue in TYK2 JH2 domain
- VTX958 has a **steric clash** with the isoleucine residue (Ile) in the JAK1 JH2 domain – deucravacitinib does not
- Key determinant of the high TYK2 selectivity of VTX958

JH2 Binding (K_d)	Deucravacitinib	VTX958
TYK2	0.009 nM	0.058 nM
JAK1	0.43 nM	240 nM
Fold Selectivity for TYK2 vs. JAK1	48	>4,000


TYK2 JH2 domain
VTX958
Deucravacitinib
TYK2 Val
TYK2 Val
JAK1 JH2 domain
VTX958
Deucravacitinib
JAK1 Ile
JAK1 Ile

Source: Ventyx internal data.

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Selectively Inhibits IL-12, IL-23 and IFNα Signaling

Potently Inhibits TYK2 Pathways

Selective and potent inhibition of IL-12/23 and IFNα axis allows targeting pathways driving immune-mediated diseases

PROINFLAMMATORY INNATE & TH1/TH17 CYTOKINES

Psoriasis Patient PBMC

DRUG	IL-12 IC_{50} (nM)	IL-23 IC_{50} (nM)	IFNα IC_{50} (nM)
VTX958	**35**	**5**	**12**
deucravacitinib	10	10	5

No Measurable Inhibition of JAK1-Mediated Pathways

Lack of inhibition of IL-6, IL-10, IL-22 and other protective cytokines may avoid potential adverse events associated with less selective inhibitors

PLEIOTROPIC CYTOKINES WITH PROTECTIVE FUNCTIONS

DRUG	IL-22 IC_{50} (nM)	IL-10 IC_{50} (nM)	IFNγ IC_{50} (nM)	IL-4 IC_{50} (nM)	IL-6 IC_{50} (nM)
VTX958	**>10,000**	**>10,000**	**>10,000**	**>10,000**	**>10,000**
deucravacitinib	114	20	350	249	464

KEY TAKEAWAYS

- Potent activity against IL-23, a key cytokine implicated in several large immune/inflammatory indications
- Broad therapeutic window of VTX958 may allow for **biologic-like** target coverage in Phase 2/Phase 3
- Selectivity advantages vs. Sotyktu expected to drive **differentiated clinical profile**

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Source: Ventyx internal data; assays conducted in peripheral blood mononuclear cells (PBMC)

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Class-Leading Target Coverage Phase 1 MAD Exposure and Target Coverage Across All Cohorts Target Coverage* (hours) KEY TAKEAWAYS IFNa IL-12 IL-23 MAD Dose • IC coverage up to 24 hours 90 IC IC IC IC IC IC 90 50 90 50 90 50 for IL-12, IL-23 and IFNa 50 mg BID 0 5 0 5 0 7 • Sotyktu 6mg QD achieves ~9 hours IC coverage (does 50 250 mg QD 4 9 4 9 6 10 not reach IC ) 90 500 mg QD 6 14 6 14 7 16 • Exposures may approach biologic-like suppression of 175 mg BID 16 24 16 24 17 24 IL-12/23 pathways 350 mg BID 24 24 24 24 24 24 *Data from Phase 1 MAD Day 10 (steady state); exposures used for target coverage calculations: • IL-12 hWB IC = 865 ng/mL; IC = 130 ng/mL; IFNa hWB IC = 584 ng/mL; IC = 73 ng/mL 90 50 90 50 • IL-12 IC and IC values used for IL-23 IC and IC calibration (hWB assay not available for IL-23) 50 90 50 90 • IL-12 and IL-23 share TYK2-specific heterodimer IL-12Rb1 Source: Ventyx internal data. 16

Robust Dose-Dependent Validation of Target Coverage

Phase 1 MAD *In Vivo* and *Ex Vivo* Pharmacodynamic Assays

Complete suppression of IL-12 signaling

- Dose-dependent inhibition of IFNγ at all time-points in response to IL-12/IL-18 dual stimulation
- Implies **complete suppression of IL-23 signaling**
  - IL-12 and IL-23 share TYK2-specific heterodimer IL-12Rβ1

Ex Vivo IFNγ response (ELISA) to IL-12/IL-18 dual stimulation



175 mg BID
350 mg BID
>90% inhibition
% of Pre-Study Baseline*
100
75
50
25
0
BL
0
4
8
12
16
20
24
Hours post-dose on Day 10

BL= baseline
**Geometric mean*

Robust inhibition of TYK2-responsive genes CXCL10, ISG20, IFI27

- Genes are direct downstream targets of IFNα and display diverse onset, amplitude and resolution kinetics
- Potent exposure-PD activity on all three genes
- Response is dose-related through all cohorts tested

In Vivo IFNα challenge - Impact on TYK2-mediated genes (% Inhibiton* 175 mg BID)

Time post-challenge	4h	6h	8h	12h	16h	24h
CXCL10	97	82	42	95	95	63
ISG20	80	69	54	79	101	39
IFI27	78	68	62	60	71	84

**% inhibition shown as placebo adjusted geometric mean*

Source: Ventyx internal data.

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VTX958 Phase 2 Clinical Program William J. Sandborn, M.D. President and CMO 18

Moderate to Severe Plaque Psoriasis Landscape High Unmet Need for Safe and More Effective Oral Agents • WW psoriasis market forecasted to surpass $31B in annual sales by 2028; market 1 expansion to be led by growth of IL-23 biologics and novel oral agents (i.e. Sotyktu) Topicals 1 • Otezla has surpassed $2B annual sales despite modest efficacy and tolerability issues • Sotyktu’s clean label supports superior risk-benefit profile of TYK2 class vs. other orals Phototherapy • Sotyktu capturing early market share: ~25-30% of new oral prescriptions in first few months 2 of launch, with significant TRx contribution from Otezla and biologic-experienced patients 1 Oral Agents Unmet WW Psoriasis Drug Sales (Otezla, Sotyktu) Need $31.5B $31.1B $29.9B $28.9B $28.3B $28.0B $26.5B Biologics $23.8B 2021 2022 2023 2024 2025 2026 2027 2028 Source: 1. Commercial data from EvaluatePharma sourced in December 2022. 2. BMY investor presentation January 2023. 19

Phase 2 SERENITY PsO Trial

Randomized, Placebo-controlled Trial in Patients with Moderate to Severe Plaque Psoriasis

- **Primary endpoint:** Proportion of patients achieving PASI-75 at Week 16
- **Secondary endpoints:** PASI-90/100; sPGA 0/1; change from baseline in PASI, DLQI, BSA
- First patient dosed in December; topline data expected in **Q4 2023**


Baseline
Week 16
Screening Period
16-Week Treatment Period
Patients with Moderate to Severe Plaque Psoriasis (n=200)
R
1:1:1:1:1
Dose D: High Dose BID
Dose C: Mid+ Dose BID
Dose B: Mid Dose QD
Dose A: Low Dose BID
Placebo

Dose Selection

- Broad exposure range enables evaluation of **dose response and optimal Phase 3 dose selection**
- High dose expected to achieve **trough TYK2 IC_{90} coverage** (as measured by IL-12/IL-23)*

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*Represents predicted TYK2 target coverage (as measured by IL-12/IL-23) based on VTX958 Phase 1 MAD data, relative bioavailability studies and internal PK modeling.
PASI: Psoriasis Area and Severity Index; sPGA: Static Physician Global Assessment; DLQI: Dermatology Life Quality Index; BSA: Body Surface Area.

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Target Profile Expected to Drive Clinical Differentiation

Best-in-Disease Oral Potential in the ~$24B WW Annual Psoriasis Market


Psoriasis Competitive Landscape
PASI-75 (% responders) at Primary Endpoint Cut-off
100%
80%
60%
40%
20%
0%
76-90%
71-87%
86-91%
78-85%
29-33%
23-28%
54-59%
44-46%
VTX958
Target Profile
Greater TYK2 suppression may produce improved efficacy compared to other oral agents, with potential to approach leading biologics
IL-17
(Biologic)
IL-23 p19
(Biologic)
Otezla
PDE4 (Oral)
Deucravacitinib
TYK2 (Oral)
Next-Gen Allosteric
TYK2 Inhibitors (Oral)

Note: Solid area represents placebo-adjusted response rate; dashed area indicates total observed response rate; primary endpoint cut-off ranges from Week 10 to Week 16.
Sources: Company reports and FDA labels for approved anti-IL-17 and anti-IL-23 biologics; market statistics sourced from EvaluatePharma.

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Skyrizi Data Illustrate Dose Response of IL-23 Pathway in PsO Comparing Partial to Full Pathway Inhibition • Skyrizi (risankizumab) Phase 2 efficacy for 18mg dose at Week 12 is similar to Sotyktu approved 6mg dose at Week 16 (partial inhibition of IL-23 pathway) • Robust dose response observed with fuller pathway inhibition at 90mg and 180mg doses (150mg approved dose); illustrates the potential for greater efficacy with a TYK2 inhibitor achieving ~trough IC coverage 90 PASI75 PASI90 PASI100 sPGA 0/1 98% 90% 88% 88% 79% 73% 63% 58% 58% 54% 53% 50% 48% 41% 36% 30% 27% 14% 14% 10% PASI75 PASI90 PASI100 sPGA 0 or 1 6mg 6mg 18mg 90mg 180mg 6mg 6mg 18mg 90mg 180mg 6mg 6mg 18mg 90mg 180mg 6mg 6mg 18mg 90mg 180mg PsO 1 PsO 2 PsO 1 PsO 2 PsO 1 PsO 2 PsO 1 PsO 2 Sotyktu Ph3 Skyrizi Ph2 Sotyktu Ph3 Skyrizi Ph2 Sotyktu Ph3 Skyrizi Ph2 Sotyktu Ph3 Skyrizi Ph2 Source: Sotyktu prescribing information (FDA label); Papp et al. N Engl J Med 2017;376:1551-60. PASI: Psoriasis Area and Severity Index; sPGA: Static Physician Global Assessment. 22

Moderate to Severe Crohn’s Disease Landscape Significant Opportunity Due to Lack of Safe and Effective Oral Agents • Crohn’s disease is a ~$13-15B+ annual market despite lack of safe and effective Aminosalicylates 1 (mild disease) oral agents available to treat moderate/severe disease • IL-23 mechanism is considered most efficacious by KOLs (same pathway targeted by TYK2 inhibition) Corticosteroids (induction) • Highly attractive opportunity for VTX958 based on broad therapeutic window and Unmet Need for first-mover advantage. Safe & Effective • Safe and effective oral agent could drive significant market expansion Oral Drugs Biologics 1 WW Crohn’s Disease Drug Sales $15.5B Humira LoE $14.8B JAKi / Oral $14.5B $14.0B $13.9B Immunosuppressants $13.4B $13.3B $12.5B Surgical Intervention 2021 2022 2023 2024 2025 2026 2027 2028 Source: 1. Commercial data from EvaluatePharma sourced in December 2022; Ventyx internal data. 23

Phase 2 HARMONY CD Trial

Randomized, Placebo-controlled Trial in Patients with Moderate to Severe Crohn's Disease

- **Co-Primary Endpoints:** Change from baseline in mean CDAI score and proportion of patients achieving endoscopic response per SES-CD (≥50% reduction from baseline) at Week 12
- **Secondary endpoints:** Change from baseline in mean SES-CD score; proportion of patients achieving clinical remission and clinical response per CDAI; proportion of patients achieving PRO-2 remission
- First patient dosed in January; topline data expected in **2024**



Baseline
Week 12
Screening Period
12-Week Treatment Period
Dose Selection
Patients with Moderate to Severe Crohn's Disease (n=132)
R
1:1:1
Dose D: High Dose BID
Dose C: Mid+ Dose BID
Placebo

- High dose expected to achieve **trough TYK2 IC_{90} coverage** (as measured by IL-12/IL-23)*

*Represents predicted TYK2 target coverage (as measured by IL-12/IL-23) based on VTX958 Phase 1 MAD data, relative bioavailability studies and internal PK modeling.
SES-CD: Simple Endoscopic Score for Crohn's Disease; CDAI: Crohn's Disease Activity Index; PRO-2: Patient-Reported Outcome 2.

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Phase 2 HARMONY CD Trial Designed to Detect Meaningful Signal

Co-Primary Endpoint: Mean Change from Baseline in CDAI Score

- Mean change from baseline in CDAI score is a sensitive endpoint to detect separation of drug arm from placebo
- Clinical remission and clinical response per CDAI included as ranked secondary endpoints



Mean Change in CDAI Score vs. Placebo at Week 8 (Stelara) or Week 12 (Tremfya)
Stelara
Ph3 UNITI-1
6mg/kg
Stelara
Ph3 UNITI-2
6mg/kg
Tremfya
Ph2 GALAXI-1
200mg
-17
-69
Δ = 52
-53
-118
Δ = 65
-36
-160
Δ = 124

Source: Feagan *et al.* *N Engl J Med* 2016;375:1946-60. Sandborn *et al.* *Gastroenterology* 2022;162:1650–1664.

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Phase 2 HARMONY CD Trial Designed to Detect Meaningful Signal Co-Primary Endpoint: Endoscopic Response (SES-CD 50% Reduction) • Endoscopic response per SES-CD (50% reduction from baseline) may exhibit less variable placebo response relative to other outcome measures Endoscopic Response at Week 12* Δ = 33% Δ = 28% 46% Δ = 26% Δ = 31% 40% 38% Δ = 18% Δ = 17% 35% 29% 29% 13% 12% 12% 12% 11% 4% Skyrizi Skyrizi Tremfya Stelara Rinvoq Rinvoq Ph3 ADVANCE Ph3 MOTIVATE Ph2 GALAXI-1 Ph2 GALAXI-1 Ph3 U-Exceed Ph3 U-Excel 600mg 600mg 200mg 6mg/kg 45mg QD 45mg QD Note: Stelara data represent Stelara arm in Phase 2 GALAXI-1 study of Tremfya. Source: Prescribing information (FDA labels); Rinvoq: Phase 3 CD topline results press releases (Abbvie); Tremfya/Stelara: Sandborn et al. Gastroenterology 2022;162:1650–1664. 26

Unlocking the Opportunity in IBD Full Pathway Inhibition Required for Efficacy in Crohn’s Disease Greater TYK2 pathway inhibition Agent PsO Dose (Induction) Crohn’s Dose (Induction) may be needed for IBD efficacy • Biologics data suggest full pathway Skyrizi suppression is required for optimal 150 mg Wks 0, 4 600 mg Wks 0, 4, 8 Subcutaneous Intravenous efficacy in Crohn’s disease (IL-23) • Deucravacitinib Phase 2 in UC failed (6 mg BID dose 0 hours IC coverage) 90 Tremfya 100 mg Wks 0, 4 200 mg Wks 0, 4, 8 • Higher doses of VTX958 may approach Subcutaneous Intravenous (IL-23) biologic-like IL-12/23 pathway suppression • Profile of VTX958 may unlock a major Stelara 260 mg/390 mg/520 mg Wk 0 45 mg/90 mg Wks 0, 4 market opportunity in Crohn’s, a Subcutaneous, Weight-based Intravenous, Weight-based (IL-12/23) >$13B global market Source: FDA labels for approved drugs/indications, represents adult dosing schedules Tremfya Crohn’s dose sourced from company data release (JNJ). 27

Psoriatic Arthritis Landscape

Unmet Need for Additional Safe and Effective Oral Agents

- Psoriatic arthritis (PsA) is a chronic, immune-mediated, inflammatory polyarthritis strongly associated with psoriasis (PsO)
- PsA can cause **significant physical disability**; clinical presentation is heterogeneous
- Many patients have uncontrolled disease despite available therapies
- Meaningful opportunity for TYK2 class based on modest efficacy of Otezla and safety risks of JAK inhibitors

WW Psoriatic Arthritis Drug Sales[1]


$4.4B
$5.3B
$5.1B
$5.2B
$5.6B
$5.9B
$6.3B
$6.5B
2021
2022
2023
2024
2025
2026
2027
2028

Epidemiology & Clinical Manifestations

~30% of PsO patients will develop PsA[2]

>800K American adults have PsA[3]

Symptom burden: joint pain & swelling; dactylitis; nail dystrophy; axial involvement; fatigue; psoriasis

Increased risk of **early mortality** and **serious comorbidities**

Treatments

Conventional DMARDs
- Methotrexate
- Sulfasalazine

Biologics
- Anti-TNFα
- Anti-IL-23
- Anti-IL-17

Novel Orals
- JAKi
- PDE4i
- TYK2 successful in Phase 2

Source: 1. Commercial data from EvaluatePharma sourced in December 2022. 2. Mease PJ, *et al. J Am Acad Dermatol.* 2013;69(5):729-735. 3. Ogdie A, Weiss P. *Rheum Dis Clin North Am.* 2015;41(4):545-568. DMARD: Disease-modifying antirheumatic drug.

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Phase 2 TRANQUILITY PsA Trial

Randomized, Placebo-controlled Trial in Patients with Active Psoriatic Arthritis

- **Primary endpoint:** Proportion of patients achieving ACR20 response at Week 16
- **Secondary endpoints:** ACR50/70 response; change from baseline in HAQ-DI, SF-36 PCS
- Screening initiated in January; topline data expected in **H1 2024**


Baseline
Week 16
Screening Period
16-Week Treatment Period
Dose Selection
Patients with Active Psoriatic Arthritis (n=195)
R
1:1:1
Dose D: High Dose BID
Dose C: Mid+ Dose BID
Placebo
• High dose expected to achieve trough TYK2 IC_{90} coverage (as measured by IL-12/IL-23)*

*Represents predicted TYK2 target coverage (as measured by IL-12/IL-23) based on VTX958 Phase 1 MAD data, relative bioavailability studies and internal PK modeling.
ACR: American College of Rheumatology criteria; HAQ-DI: Health Assessment Questionnaire – Disability Index; SF-36 PCS: Short Form-36 Physical Component Summary.

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Sotyktu Showed Strong Dose Response in Phase 2 PsA Trial

Sotyktu Phase 2 Data Demonstrate Dose Response on ACR20/50/70 Response

- In Phase 2, Sotyktu (deucravacitinib) achieved consistent dose response across ACR20/50/70
- Data suggest potential for VTX958 to **exceed efficacy of Sotyktu 6mg QD dose with superior target coverage**
- Achieving this profile with consistent safety may establish VTX958 as oral agent of choice in PsA



ACR20 Response
Week 16
32%
53%
63%
Placebo
6mg QD
12mg QD
ACR50 Response
Week 16
11%
24%
33%
Placebo
6mg QD
12mg QD
ACR70 Response
Week 16
2%
14%
19%
Placebo
6mg QD
12mg QD

Source: Mease PJ, *et al. Ann Rheum Dis* 2022;81:815–822.

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Sotyktu Showed Strong Dose Response in Phase 2 PsA Trial

Sotyktu Compared to Tildrakizumab Phase 2 Dose-Ranging Data

- Tildrakizumab (IL-23 p19) Phase 2 dose-ranging data further illustrate dose response of the IL-23 pathway in psoriatic arthritis



Pbo-Adjusted ACR20 Response
Week 16
Pbo-Adjusted ACR50 Response
Week 16
Pbo-Adjusted ACR70 Response
Week 16
21%
31%
12%
20%
23%
35%
14%
22%
15%
22%
23%
26%
13%
18%
7%
9%
10%
12%
ACR20
ACR50
ACR70
Sotyktu 6mg QD
Sotyktu 12mg QD
Tildrakizumab 20mg Q12W
Tildrakizumab 100mg Q12W
Tildrakizumab 200mg Q12W
Tildrakizumab 200mg Q4W

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Source: Mease PJ, *et al. Ann Rheum Dis* 2022;81:815–822. Mease PJ, *et al. Ann Rheum Dis* 2021;80:1147–1157.

31

Sotyktu Phase 2 Efficacy (12mg) Competitive with Best Oral Agents Psoriatic Arthritis Landscape (Oral Agents) – ACR20 and ACR50 Response • Sotyktu 12mg QD dose achieved efficacy comparable to best available oral agents in Phase 2 (12mg QD achieves ~18 hours IC coverage; does not achieve IC coverage) 50 90 • Data suggest potential for VTX958 to achieve best-in-disease oral efficacy with greater pathway suppression (up to trough IC coverage) 90 Placebo-Adjusted ACR20 Response Placebo-Adjusted ACR50 Response Phase 3 Trials and Sotyktu Phase 2 Phase 3 Trials and Sotyktu Phase 2 35% 33% 31% 27% 26% 24% 22% 22% 21% 19% 19% 17% 15% 14% 13% 10% 7% 6% Xeljanz Xeljanz Rinvoq Rinvoq Otezla Otezla Otezla Sotyktu Ph2 Sotyktu Ph2 Xeljanz Xeljanz Rinvoq Rinvoq Otezla Otezla Otezla Sotyktu Ph2 Sotyktu Ph2 PsA 1 PsA 2 PsA 1 PsA 2 PsA 1 PsA 2 PsA 3 6mg QD 12mg QD PsA 1 PsA 2 PsA 1 PsA 2 PsA 1 PsA 2 PsA 3 6mg QD 12mg QD Month 3 Month 3 Week 12 Week 12 Week 16 Week 16 Week 16 Week 16 Week 16 Month 3 Month 3 Week 12 Week 12 Week 16 Week 16 Week 16 Week 16 Week 16 Source: Prescribing information (FDA label) for each approved agent; Sotyktu: Mease PJ, et al. Ann Rheum Dis 2022;81:815–822. 32

VTX958 Extended Release (ER) Formulation Development Raju Mohan, Ph.D. Founder and CEO 33

VTX958 ER Tablet Prototypes Developed for Human PK Studies

Coupling Static *In Vitro* Dissolution Assays with Dynamic Modeling for Clinical Formulation Selection

Technology 1

Proprietary *in vitro* dissolution assays using human bio-relevant media

Technology 2

Dynamic GI Model (DGIM) to evaluate dissolution profile of prototypes from Technology 1

Target Product Profile

- Single tablet QD
- Maintain class-leading target coverage as observed in Phase 1

Status and Next Steps

- Prototype ER prototype tablets have been engineered to have the **desired release profile** in nonclinical testing/modeling
- First cycle of in-human testing to begin in **Q1 2023**; expect to provide formulation update **~mid 2023**
- Manufacturing for Phase 3 studies to begin in H2 2023

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I 34

ER Prototype Formulations Exhibit Desired Release Profile In-Human Testing to Begin in Q1 2023 • In vitro dissolution assays and DGIM driven optimization affords Bioaccessible ER tablets having ideal drug release kinetics per TPP: Dose T max IR Tablet 1.0 1.6h • Longer T and significant increases in bio-accessible max drug release ER Tablet 1.5x >3h • First formulations for in-human testing have been selected with Prototype B Greater Exposure Controlled Release dosing to begin in Q1 2023 Release Profile - IR Tablets vs. Prototype ER Tablets* Rate of Absorption – IR Tablets vs. Prototype ER Tablets* 100 10 75 50 5 25 0 0 0 4 8 12 0 60 120 180 240 300 Time (Hours) Time (Minutes) IR Tablet ER - Prototype A ER - Prototype B ER - Prototype C IR Tablet ER - Prototype B Source: Ventyx internal data. *Data represent internal ER prototype models based on in vitro testing. 35 Released (%) Absorbed (%)

VTX958 Program Summary Phase 2 Program Expected to Establish Potential Best-in-Class Profile • Phase 1 data suggest a potential best-in-class therapeutic window (safety and target coverage) • Three Phase 2 trials underway in plaque psoriasis, psoriatic arthritis and Crohn’s disease • Trials designed to explore a broad range of exposures and target coverage, including trough TYK2 IC 90 coverage at high dose • Phase 2 readouts expected to begin in Q4 2023 (psoriasis); PsA and CD to follow in 2024 • ER tablet development on track with human testing to begin Q1 2023; Phase 3 manufacturing beginning in H2 2023; update planned for ~mid 2023 after completion of initial in-human testing H1 2023 H2 2023 H1 2024 H2 2024 Ph2 SERENITY PsO Ph3 Start Ph2 TRANQUILITY PsA Ph3 Start Ph2 HARMONY CD Ph3 Start Ph 3 scale-up & manufacture Complete ER Tablet Development Source: Ventyx internal data and projections. 36

VTX002 Development and Strategy William J. Sandborn, M.D. President and CMO 37

S1P1 Receptor Modulation Is a Validated Mechanism

Established Efficacy and Safety Across Agents in UC and MS

- Gilenya (fingolimod, a *non-selective* S1PR modulator) approved in 2010 – first oral disease-modifying therapy for relapsing forms of MS
- Long-term safety and efficacy of S1P receptor modulation has been established with **>870K patient years of exposure** for fingolimod alone[1]
- Receptor subtype selectivity for S1P1R and an improved understanding of fingolimod's MoA and safety profile have led to development of more selective second-generation S1PR modulators
- Zeposia (ozanimod) became the first S1PR modulator approved for UC in May 2021


Lymph Node
S1P Gradient
Sequestering lymphocytes in the lymph nodes by down modulating S1P1R
Inflammatory Bowel Disease (Crohn's, UC)
Multiple Sclerosis (MS)

Source: 1. Sullivan *et al. Neurol Neuroimmunol Neuroinflamm* Jan 2022, 9 (1) e1092.

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Lymphocytes (% vehicle-control) VTX002 Is Engineered for Maximal Safety, PD and Efficacy VTX002 No SAEs, elevated LFTs, abnormal PFTs or macular edema X Potential to Avoid Rapid Steady-State and Macular Edema Fast Offset of Action Potent and Sustained 10,000 100 Target Dose Lymphocyte Reduction 80 1,000 60 100 40 10 20 1 0 0 4 8 12 16 20 24 Time (h) Potential for Differentiated Fast Onset of Action Mitigates CV Concerns Clinical Profile in UC Patients 39 VTX002 plasma conc. (ng/mL)

Phase 1 Trials Informed Phase 2 Dose Selection

Dose-Dependent Lymphocyte Suppression Observed

Pharmacodynamics - Suspension



Absolute Lymphocyte Count
% Change from Baseline
(Mean ± SD)
0
-20
-40
-60
-80
****p< 0.0001
****
****
****
****
Placebo
2 mg
10 mg
20 mg
35 mg
45 mg

- Demonstrated consistent, sustained reduction of lymphocytes up to 65% across multiple dose groups
  - Steady state % lymphocyte change on final day of dosing

Pharmacodynamics – Tablet



Absolute Lymphocyte Count
% Change from Baseline
(Mean +/- SD)
0
-20
-40
-60
-80
-100
5 mg
20 mg
20 mg
suspension

- Tablet exhibits **86%** relative bioavailability vs. suspension
  - Acute lymphocyte Δ (max % reduction following single dose)

KEY TAKEAWAYS

- 30mg and 60mg tablets in Phase 2 are equivalent to ~26mg and ~52mg suspension, respectively
- 60mg tablet targets **best-in-class pharmacodynamic effect** (>70% ALC reduction from baseline)

Source: Ventyx internal data. ALC: absolute lymphocyte count.

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Targeting Best-in-Class PD Effect in Ulcerative Colitis

S1P Receptor Modulator Landscape in UC and MS



ALC Reduction from Baseline – S1P Modulator Landscape
~70-80%
MS
Gilenya (fingolimod)
~70-80%
MS
Mayzent (siponimod)
>70%
Targeting best-in-class PD effect in UC
UC
VTX002
~60-70%
MS
Ponvory (ponesimod)
~45-55%
(Long-acting metabolite)
UC/MS
Zeposia (ozanimod)
~40-50%
UC
Etrasimod

Source: FDA labels and review docs for approved agents; etrasimod: Phase 2 data and approximation from Phase 3 etrasimod ELEVATE 12 and ELEVATE 52 studies; Ventyx internal data. UC: ulcerative colitis; MS: Multiple Sclerosis; ALC: absolute lymphocyte count.

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S1P Receptor Modulators in Ulcerative Colitis Placebo-Adjusted Clinical Remission (Induction) 40.0% Δ = 25.8% 35.0% 33.0% Δ = 19.6% Δ = 9.7% 30.0% 27.0% 24.8% 25.0% Δ = 12.4% Δ = 10.3% 20.0% 18.4% 16.4% 15.2% 15.0% 10.0% 8.1% 7.4% 6.2% 6.0% 5.0% 0.0% Ozanimod Ph2* Ozanimod Ph3 Etrasimod Ph2 Etrasimod Ph3 (UC 12) Etrasimod Ph3 (UC 52) Week 8 Week 10 Week 12 Week 12 Week 12 VTX002: Potential for class-leading efficacy with placebo-adjusted clinical remission in the 15-25% range *Ozanimod Phase 2 clinical remission defined as total MCS ≤ 2 points with no individual sub score > 1 point; in all other trials, clinical remission was based on the 3-component Mayo score. Source: Sandborn et al. N Engl J Med 2016;374:1754-62. Sandborn et al. N Engl J Med 2021;385:1280-91. Sandborn et al. Gastroenterology 2020;158:550–561. Pfizer etrasimod Phase 3 data presentation (DDW 2022). 42

Placebo-Adjusted Endoscopic Improvement Placebo-Adjusted Clinical Remission S1P Modulator Efficacy Correlates with PD Effect Efficacy Outcomes and Lymphocyte Suppression in UC Clinical Remission* Endoscopic Improvement** 40% 40% Legend 35% 35% 30% 30% Ozanimod Phase 2 - 0.5mg 25% 25% Ozanimod Phase 2 - 1mg 20% 20% Ozanimod Phase 3 – 1mg 15% 15% Etrasimod Phase 2 – 1mg 10% 10% Etrasimod Phase 3 – 2mg 5% 5% 0% 0% -100% -80% -60% -40% -20% 0% -100% -80% -60% -40% -20% 0% Change from Baseline in ALC Change from Baseline in ALC *Ozanimod Phase 2: clinical remission defined as total Mayo Clinic score (4-component) ≤2 with no individual sub-score >1; in all other trials, clinical remission was based on the 3-component Mayo score. **Etrasimod Phase 2: endoscopic improvement defined as Mayo endoscopic subscore (ES) ≤1; Ozanimod Phase 2: showing mucosal healing, defined as ES ≤1; in all other trials, endoscopic improvement defined as ES ≤1 with the absence of friability. Source: Sandborn et al. N Engl J Med 2016;374:1754-62. Sandborn et al. N Engl J Med 2021;385:1280-91. Sandborn et al. Gastroenterology 2020;158:550–561. Etrasimod Phase 3 data presentation (DDW 2022). 43

Placebo-Adjusted Endoscopic Improvement % Reduction in New T1 Gd+ Lesions vs Active Comparator S1P Modulator Efficacy Correlates with PD Effect Established Correlation in UC and MS MS – T1 Gd+ Lesions vs. Active Comparator UC – Endoscopic Improvement vs. Placebo* Unexplored in UC 100% 40% 35% 80% 30% 25% 60% 20% 40% 15% 10% 20% 5% 0% 0% -100% -80% -60% -40% -20% 0% -100% -80% -60% -40% -20% 0% Change from Baseline in ALC Change from Baseline in ALC Fingolimod Phase 3 – 0.5mg Ozanimod Phase 3 - 0.5mg Ozanimod Phase 2 - 0.5mg Etrasimod Phase 2 – 1mg Fingolimod Phase 3 – 1.25mg Ozanimod Phase 3 - 1mg Ozanimod Phase 2 - 1mg Etrasimod Phase 3 – 2mg Legend Legend Ponesimod Phase 3 – 20mg Ozanimod Phase 3 – 1mg *Etrasimod Phase 2: endoscopic improvement defined as Mayo endoscopic sub-score (ES) ≤1; Ozanimod Phase 2: showing mucosal healing, defined as ES ≤1; in all other trials, endoscopic improvement defined as ES ≤1 with the absence of friability. Sources (UC): Sandborn et al. N Engl J Med 2016;374:1754-62. Sandborn et al. N Engl J Med 2021;385:1280-91. Sandborn et al. Gastroenterology 2020;158:550–561. Etrasimod Phase 3 data presentation (DDW 2022). Sources (MS): Cohen et al. N Engl J Med 2010;362:402-15. Cohen et al. Lancet Neurol 2019;18: 1021–33. Comi et al. Lancet Neurol 2019;18: 1009–20 Kappos et al. JAMA Neurol. 2021;78(5):558–567. 44

Mean Placebo-Adjusted Clinical Remission Targeting Best-in-Class Efficacy in UC Strong Rationale for Differentiation with Superior PD Effect Key Takeaways Average Efficacy and PD Effect by Dose* 30% • Targeting best-in-class efficacy with VTX002 Target Profile placebo-adjusted clinical remission in 25% the 15-25% range 20% • PD / efficacy correlation supports Etrasimod hypothesis that superior 2mg 15% lymphocyte suppression may result in improved efficacy Ozanimod 10% 1mg Etrasimod • Preliminary lymphocyte data from the Ozanimod 1mg 0.5mg 5% ongoing Phase 2 OLE suggest potential achievement of target PD 0% profile -100% -80% -60% -40% -20% 0% Change from Baseline in ALC *Data represent weighted average calculations of placebo-adjusted clinical remission and reduction from baseline in absolute lymphocyte count by dose across Phase 2 and Phase 3 trials. Chart is illustrative of VTX002 target profile with caveats of cross-trial comparison and data aggregation. 45

Phase 2 Ulcerative Colitis Trial

Trial Design Recap and Target PD Effect


Baseline
Primary Endpoint
Week 13
Week 52
Patients with Moderate to Severe UC (n=180)
R
1:1:1
VTX002 60 mg (n=60)
VTX002 30 mg (n=60)
Placebo (n=60)
R
VTX002 60 mg (n=60)
VTX002 30 mg (n=60)
Placebo (n=60)
Patients with loss of response
NR
*Open-label extension – VTX002 60 mg up to ~ 2 years

Primary Endpoint: The proportion of subjects with clinical remission at Week 13 using modified Mayo score (MMS)

Dose Selection: Target PD Effects

- **VTX002 30 mg:** lymphocyte suppression similar (or superior) to predecessor S1P receptor modulators in UC (**~45-60%** from baseline)
- **VTX002 60 mg:** lymphocyte suppression similar to first-generation S1P receptor modulators in MS (**>70%** from baseline)

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Preliminary OLE Data Suggest Superior Lymphocyte Suppression

Superior ALC Reduction May Drive Improved Efficacy in UC

Preliminary PD Data Phase 2 OLE

- Absolute lymphocyte count (ALC) taken at **week 26** (after 13-week randomized period + 13 weeks open-label treatment with **60mg** dose)
- As of January 15th, average **ALC reduction from baseline of ~74%** observed at Week 26
- Preliminary data suggest pharmacodynamic differentiation of VTX002 vs. etrasimod and ozanimod in UC

ALC Reduction from Baseline by Dose*



% Lymphocyte Reduction
100
80
60
40
20
0
0
20
40
60
74%
VTX002 Tablet (mg)
5 mg tablet (single admin)
20 mg tablet (single admin)
30 mg tablet estimate (modeled)
60 mg tablet steady state (Ph2 OLE)

Potential Differentiation from Existing S1P Modulators in UC



~70-80%
~70-80%
74%
~60-70%
~45-55%
~40-50%
MS
MS
UC
MS
UC/MS
UC
Gilenya (fingolimod)
Mayzent (siponimod)
VTX002 Ph2 OLE
Ponvory (ponesimod)
Zeposia (ozanimod)
Etrasimod

Source: Ventyx internal data. *5mg and 20mg data observed from Phase 1 RelBA trial; 30mg modeled based on RelBA data; 60 mg tablets data from ongoing extension of Phase 2 trial (steady state); 3-parameter regression curve fits data.

47

Substantial Market Opportunity for a Potential Best-in-Class S1P Modulator

Treatment Paradigm and Unmet Need in Ulcerative Colitis



Aminosalicylates
Corticosteroids -> Thiopurines
S1P Modulators
Biologics
JAK Inhibitors
Cyclosporine / Tacrolimus
Surgical Intervention
Disease Severity

Substantial unmet need for new oral agents in the pre-biologic setting

Robust efficacy may support incremental opportunity in biologic failure patients

Estimated **annual market opportunity of ~$2-3B+** for the S1P class in UC alone[2]

UC market expected to **exceed $11B in annual WW sales by 2028** (from $7.4B in 2021)[1]

Availability of safe and effective oral agents expected to **expand the pool of treated patients**

Source: [1]Market data from EvaluatePharma sourced in December 2022; [2]Ventyx internal estimates based on market research.

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VTX002 Program Summary

Phase 2 Ulcerative Colitis Topline Data Expected in H2 2023

- Phase 2 trial may serve as the first of two pivotal trials required for registration in UC
- Enrollment progressing well – expected to complete in **~mid-2023**
  - Supports topline (induction) data readout **H2 2023**
- Phase 2 doses selected to establish differentiation and identify optimal Phase 3 dose:
  - **30mg:** Targeting lymphocyte reduction similar to (or better than) etrasimod and ozanimod (**~45-60%**)
  - **60mg:** Targeting best-in-class lymphocyte reduction in UC (**>70%**)
- Preliminary open-label extension (OLE) data suggest **achievement of target PD effect** at 60mg dose:
  - As of January 15th, **average ALC reduction from baseline of ~74%** observed at Week 26 (patients completing 13 weeks open-label treatment with VTX002 60mg)


H1 2023
H2 2023
H1 2024
H2 2024
Phase 2 Ulcerative Colitis
Phase 3 Start
Phase 3 scale-up
& manufacture

Source: Ventyx internal data and projections.

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NLRP3 Inhibitor Portfolio William J. Sandborn, M.D. John Nuss, Ph.D. President and CMO Chief Scientific Officer 50

Advantages of NLRP3 Inhibition vs. IL-1β Antibody Approach

Specific to cellular stress and damage:

- All inflammasome family members release IL-1β for host protection, with different specializations
- NLRP3 specializes in detecting cell stress and danger signals

Inhibition of multiple key inflammatory mediators:

- Inhibition of **IL-1β**
- Inhibition of **IL-18**
  - IL-18 enhances NK cell functions, drives Th1 skewing and stimulates TNF/IL-6/CRP production
  - Strong association between IL-18 and atherosclerosis
- Inhibition of **pyroptosis**
  - Pyroptosis is essential for rapid release of a myriad of other mediators (alarmins and DAMPs)
  - Pyroptosis can have greater impact on tissue damage than IL-1β release in certain cases (myocardial infarction)

Specific to Cellular Stress/Damage



NLRP1b
NLRP3
NLRC4
AIM-2
IFI-16
Pyrin
RIG-1

Broad Downstream Effects



Casp-1
Inflammation
IL-1β, IL-18
Pyroptosis
N-terminal Gasdermin-D

Source: Ventyx EMBO2021 Poster; Bahrami et al., 2021 *Curr Med Chem.* Man et al., 2017 *Immunol. Rev*. DAMP: Damage-associated molecular pattern; PAMP: Pathogen-associated molecular pattern..

51

Targeting a Broad Range of Major Inflammatory Diseases NLRP3 Systemic Diseases Neuroinflammatory Diseases Peripheral NLRP3 inhibitors are designed CNS-directed NLRP3 inhibitors are designed to treat cardiovascular, dermatologic, rheumatic to treat a range of neuro-degenerative and rare genetic diseases disorders, such as Alzheimer’s and Parkinson’s disease • Cardiovascular • Alzheimer’s Disease • Dermatologic • Parkinson’s Disease • Rheumatic • ALS • Rare Genetic Diseases • Multiple Sclerosis Our solution: VTX2735 Our solution: VTX3232 52

Potent and Selective Peripheral NLRP3 Inhibitor VTX2735

- Highly potent, novel & selective inhibitor of IL-1β
- Potent inhibitor in PBMC derived from CAPS patients
- Demonstrated PD and *in vivo* efficacy in rodent models
- **High exposures and target coverage achieved in Phase 1**
- **Excellent clinical safety profile in Phase 1**
- Phase 2 proof-of-mechanism study in CAPS initiating in **Q1 2023**



In Vitro Potency & Selectivity

		IL-1β IC_{50} (nM)
On Target	human monocytes	2
	human whole blood	**80**
Off Target	AIM2	>10000
	NLRC4	>10000
	NF-kb	>10000

Mouse Pharmacodynamic Assay


IL-1beta conc (pg/mL)
600
400
200
0
****
****
****
****
1 h
1 h
1 h
1 h
1 h
Time post-ATP (h)
Vehicle
20 mg/kg MCC950
0.2
0.6
2
VTX2735 (mg/kg)
LPS + ATP

Source: Ventyx internal data. CAPS: Cryopyrin-Associated Periodic Syndromes.

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VTX2735 was Safe and Well-Tolerated in Phase 1

Phase 1 SAD/MAD Trial in Healthy Volunteers

Design

- VTX2735 suspension
- 8 subjects per cohort (6 active, 2 placebo)
- MAD: Blood drawn on Days 1 and 10 for *ex vivo* LPS + ATP stimulation of IL-1β secretion



SAD Cohort 1
5mg QD
SAD Cohort 2
15mg QD
SAD Cohort 3
50mg QD
SAD Cohort 4
100mg QD
SAD Cohort 5
200mg QD
MAD Cohort 2
15mg QD
MAD Cohort 3
50mg QD
MAD Cohort 4
100mg QD
MAD Cohort 5
200mg QD

Results

- VTX2735 was **well-tolerated**: all AEs mild, no laboratory AEs of concern; no LFT abnormalities
- Robust, **dose-dependent** inhibition of NLRP3 activity observed (as measured by IL-1β)

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Source: Ventyx internal data.

I 54

Excellent Target Coverage Target Coverage in MAD Phase and Calibration to Modeled Tablet Human Exposure • VTX2735 exhibited dose-proportionate increases in C and AUC; PK consistent with repeat dosing max • Robust coverage of IL-1β IC and IC achieved (Day 10 steady state exposures) 50 90 • Tablet developed for Phase 2 studies; excellent relative bioavailability vs. suspension • 100mg BID tablet dose predicted to cover IL-1β IC for ~20 hours 90 MAD Dose (Suspension) Tablet 15mg 50mg 100mg 200 mg 100mg 150mg QD QD QD QD BID BID Target Coverage IC 6 10 12 15 24 24 50 (hours) IL-1β IC 3 5 6 9 20 22 90 *Data from Phase 1 MAD Day 10 (steady state); exposures used for target coverage calculations: Human whole blood IL-1β assay: IC = 76.4 nM or 34 ng/mL; IC = ~400 nM or 175 ng/mL 50 90 Source: Ventyx internal data. 55

Robust Dose-Dependent Pharmacodynamic Activity Ex Vivo IL-1β Stimulation Assay and In Vivo hsCRP Biomarker Assessment • VTX2735 demonstrated robust dose- and concentration-dependent inhibition of IL-1β ex vivo • Statistically significant inhibition of normalized hsCRP at all 4 doses (cardiovascular risk factor) Concentration-Dependent Suppression of 2 Strong Inhibition of High Sensitivity CRP (hsCRP) 1 IL-1β Ex Vivo Source: Ventyx internal data. 1. *Data from Day 10 of Phase 1 MAD, 1 to 8h post-dose ex vivo LPS plus ATP-mediated IL-1β release assay. 2. hsCRP measured on Day 1 (pre-dose) and Day 10 56 (pre-dose) in normal healthy volunteers. IL-1β % of baseline CRP mg/L

Broad Activity Against Multiple NLRP3 Mutations

Potential for Differentiation in CAPS Setting

What is CAPS?

An ultra-orphan auto-inflammatory disease caused by various mutations in NLRP3 and characterized by inappropriate release of IL-1β and symptoms of recurrent systemic inflammation

KEY TAKEAWAY

VTX2735 blood assay data from CAPS patients suggest inhibitory activity across several mutations: FCAS, MWS and NOMID subset of CAPS patients

IC_{50} in Blood Monocyte Assay (nM)

		75% of all CAPS patients In North America					Most Severe
CPD	Challenge	FCAS1 L353P	FCAS2 (L353P)	FCAS3 (L353P)	FCAS4 A439V/G564R	FCAS.MWS E525K/V198M	NOMID F309Y
VTX2735	LPS	117	56	166	14	24	17
MCC950	LPS	>10K	>10K	>10K	1,264	>10K	>10K

Source: UCSD (Dr. Hal Hoffman's lab) and Ventyx internal data. CAPS: Cryopyrin-Associated Periodic Syndromes; FCAS: Familial Cold Autoinflammatory Syndrome NOMID: Neonatal Onset Multisystem Inflammatory Disease; MWS: Muckle-Wells Syndrome.

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Phase 2 CAPS Trial Designed to Efficiently Establish Proof-of-Mechanism

Anticipated Phase 2 CAPS PoM Trial Design

- Phase 2 proof-of-mechanism trial will enroll up to 10 familial cold autoinflammatory syndrome (**FCAS**) patients
- **Anticipated Endpoints:** Change from baseline in Key Symptom Score (KSS); achievement of KSS 30/50/75% response (change from baseline); change in symptom severity and CGI-S from baseline; time to resolution of flare
- Trial expected to initiate in **Q1 2023**

	Baseline	Day 14	Day 28	Day 42
Screening/Washout Period	**14-day Treatment Period**	**Treatment Withdrawal Period** (up to 14 days)	**14-day Treatment Period** (rechallenge)	**Follow up** (up to 30 days)
Cohort 1 (n=5) →	100mg BID	→	100mg BID	→
Cohort 2 (n=5) →	150mg BID	→	150mg BID	→

Source: Ventyx internal data. CGI-S: clinical global impression-severity. CAPS: Cryopyrin-Associated Periodic Syndromes.

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VTX2735 Program Summary

Opportunities in a Broad Range of Indications

- **Potential best-in-class NLRP3 inhibitor**
  - Highly potent and selective in IL1β release human whole blood assays
- **Excellent safety and target coverage in Phase 1**
  - Data suggest a wide therapeutic window; safely achieved robust IL-1β IC_{50}/IC_{90} coverage
  - All AEs mild – **no drug-related LFT abnormalities**
- **Ability to maximize exposures in Phase 2**
  - Safety profile supports broad range of exposures in Phase 2
  - CAPS study expected to efficiently establish PoM in patients
  - **NLRP3 mechanistic rationale in multiple large cardiovascular, rheumatic and dermatologic indications**

Potency & Selectivity	Differentiated from competitor/ reference compounds	✓
Target Coverage	Strong coverage of IL-1β IC_{50}, IC_{90} in Phase 1 Robust suppression of IL-1β *ex vivo*	✓
Safety	Excellent Phase 1 safety Good preclinical safety margins	✓
Markets/ Indications	Large populations in cardio, rheumatic and dermatologic diseases	✓

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Novel CNS-Penetrant NLRP3 Inhibitor VTX3232 • Potential highly potent brain-penetrant inhibitor of NLRP3 Crystal structure of • Structurally unique to other compounds in this space VTX3232 with NLRP3 NACHT domain • Excellent CNS exposures in rodent, dog, and monkey • IND filing and Phase 1 trial initiation expected in H1 2023 • Well positioned to target NLRP3-mediated neuroinflammatory diseases, including Parkinson’s disease Rat PK (PO, 5mg/kg) Dog PK (PO, 5 mg/kg) In Vitro Potency & Selectivity Rat [brain] (5 mg/kg PO) 24 h > 10x IC Dog [CSF] (5 mg/kg PO) 24 h > 20x IC 50 50 VTX3232 1000 hWB IL-1β 13 Brain Conc. On Target IC (nM) 50 100 > 10x AIM2 >10000 WB IC 50 10 at 24 h WB IC 50 Off Target NLRC4 >10000 1 NF-kb >10000 0 4 8 12 16 20 24 Time (hr) Source: Ventyx internal data. hWB: Human whole blood. 60 Plasma Conc. (ng/mL) IL-1b (% of DMSO Control)

NLRP3 Is Implicated in Multiple Neuroinflammatory Diseases

Robust Opportunity for a CNS-Penetrant NLRP3 Inhibitor



Alzheimer's Disease
Activated microglia
Aβ plaque
Activated NLRP3 Inflammasome
Activated NLRP3 Inflammasome
Parkinson's Disease
PD Neuron
Parkin
GSDMD pore
Inflammatory signals
IL-1β, IL-18 &
Aggregated α-Syn
Neurofibrillary tangle
Phospho-Tau
Neurodegeneration
Brain Atrophy

NLRP3 in Neuroinflammatory Diseases

- NLRP3 activation has been **directly implicated** in major neurodegenerative diseases
- Growing body of preclinical evidence for NLRP3 inhibition as a **potential disease-modifying approach**
- NLRP3 knockout prevents both amyloid and tau plaques
- NLRP3 inhibition prevents α-synuclein pathology and dopaminergic neuro-degeneration in murine Parkinson's models

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Source: Liang T *et al.* 2022 *Front. Pharmacol.* 13:845185. Ising, C *et al. Nature* 575, 669–673 (2019). Panicker *et al. Neuron.* 2022;110(15):2422-2437.e9.

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NLRP3 Is Implicated in Multiple Neuroinflammatory Diseases

Robust Opportunity for a CNS-Penetrant NLRP3 Inhibitor



Neurodegeneration,
NLRP3 inflammasome activation,
raised pro-inflammatory cytokines
PARKINSON'S
ALZHEIMER'S
Autophagy dysregulation
UPR dysregulation
Peripheral immune cell infiltration into the brain
PRION (CJD)
Protein aggregation
HUNTINGTON'S
Increased ROS production
AMYOTROPHIC LATERAL SCLEROSIS
Mitochondrial dysfunction

NLRP3 in Neuroinflammatory Diseases

Inflammasomes can be activated in the CNS in response to acute injury, autoimmune-mediated injury, and/or accumulation of misfolded or aggregated proteins in the brain

- Several large neuroinflammatory conditions with high unmet medical need share **overlapping disease mechanisms:**
  - Parkinson's disease
  - Alzheimer's disease
  - Huntington's disease
  - ALS

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Source: Holbrook *et al.* (2021) *Front. Pharmacol.* 12:643254.

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VTX3232 Exhibits Optimal CNS Drug Characteristics

Rationally Designed for CNS Bioavailability

Sulfonylureas



VTX3232

Species	Kp,uu (CSF/plasma)
Rat	**0.27**
Mouse	**0.58**
Dog	**1.28**
Monkey	**0.37**

Preclinical Profile

- VTX3232 is a novel next-generation NLRP3 inhibitor combining **excellent potency with high BBB permeability**
- Preclinical evaluation in 4 species demonstrated **near-equal partitioning** between CSF, brain and plasma
- Therapeutically-relevant concentrations in microglia are reached with low peripheral exposure

Source: Loryan, I. *et al. Pharm Res* 39, 1321–1341 (2022).

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X-Ray Crystal Structure Illuminates Key NLRP3 Interactions VTX3232 Mechanism of Action Mechanism of Action • VTX3232 inhibits NLRP3 by c functioning as a ‘molecular glue’ • Binding site is the pocket formed by all four NACHT subdomains, close to ADP • VTX3232 stabilizes an inactive form of NLRP3, preventing ADP/ATP exchange and the conformational change required for activation and subsequent NLRP3 assembly NLRP3 NACHT domain complex with VTX3232 at 2.75 Å Source: Dekker et al. J Mol Biol. 2021 Dec 3;433(24):167309. 64

Inhibiting Neuroinflammation in Preclinical Models Efficacy Demonstrated In In Vitro and In Vivo Neuroinflammation Models • Specific inhibition of IL-1β and IL-18 release in human monocyte-derived microglia and in rat neuron-microglia coculture following NLRP3 activation • Potent in vivo inhibition of brain caspase-1 activation, immediately downstream of NLRP3 Inhibition of caspase-1 activation in mouse Inhibition of BzATP-induced IL-1b, IL-18 and TNF in LPS-primed human microglia neuroinflammation model ✱✱✱✱✱ Mean ± SEM Source: Ventyx internal data. 65 % inhibition

Phase 1 Trial to Explore CNS Drug Exposure and PD Effect

Anticipated Phase 1 Trial Approach in Healthy Volunteers

- **Anticipated design*:** Phase 1 SAD/MAD trial with safety, tolerability, PK and PD endpoints
  - One cohort in each of the SAD and MAD portions with CSF sampling for PK and CNS drug exposure
  - Pharmacodynamic assessment with LPS/ATP *ex vivo* stimulation of IL-1β secretion in whole blood samples
- **IND submission and Phase 1 trial initiation expected in H1 2023**
- Potential for cohort of Parkinson's disease patients to explore impact on relevant CSF/blood biomarkers:
  - α-synuclein, lysosomal enzymes, markers of amyloid/tau pathology and neurofilament light chain



Ex vivo whole blood LPS/ATP stimulation for IL-1β secretion



Serial CSF sampling for CNS drug exposure

*Pending IND submission and alignment with FDA.

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Discovery Update John Nuss, Ph.D. Chief Scientific Officer 67

Chemistry-Driven, Efficient & Productive R&D Engine

A wholly-owned clinical portfolio



VTX3232
CNS-NLRP3
INHIBITOR
VTX2735
NLRP3
INHIBITOR
Discovery Target
Acute
inflammatory
response
Monocyte &
lymphocyte
recruitment
Lymphocyte
Egress
Cell death &
tissue damage
T helper
VTX002
S1P1
MODULATOR
Discovery Target
IL-4Rα Antagonists
Th2
Cytokines
Th1/Th17
Cytokines
VTX2735
NLRP3
INHIBITOR
VTX958
TYK2
INHIBITOR
VTX3232
CNS-NLRP3
INHIBITOR
Innate/Adaptive
Feed Forward
Chronic inflammatory
response

Validated Targets

Unmet Need

Differentiated Molecules

Improved Safety and Efficacy*

Targeting the cycle of chronic inflammation

*Represents target clinical profile for pipeline candidates.

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Targeting IL-4Rα with Small Molecule Antagonists

IL-4Rα Blockade Is Validated in Multiple Large Autoimmune Indications


Can a small molecule antagonist replicate the dupilumab phenotype?
IL-4Rα
IL-4
15 kDa
Novel VTX small molecule
>1000 Å² interface:
K_D = 100 pM

IL-4Rα Blockade

- IL-4Rα blockade prevents **both IL-4 and IL-13 signaling**, key Th2 effector cytokines that drive inflammation
- Dupilumab (anti-IL4Rα) approved for:
  - atopic dermatitis
  - asthma
  - eosinophilic esophagitis
  - chronic rhinosinusitis
  - prurigo nodularis
- **No oral small molecule IL-4Rα-targeted antagonists** have entered clinic to date ventyx BIOSCIENCES

Source: Ventyx internal data.

69

Optimizing Small Molecule IL-4Rα Antagonists

Progressing Through Lead Optimization Towards *In Vivo* Proof-of-Concept

Attractive Chemical Properties

- "Fragment-like" size and lipophilicity
- Non-covalent, reversible binders
- Ro5 compliant, no structural flags

Validated Target Engagement

- Inhibition of STAT6 phosphorylation in cells upon IL-4 and IL-13 stimulus
- Selective for IL-4 *vs.* IL-2 signaling
- IL-4Rα interaction confirmed by **5 orthogonal biophysical methods**

Full Antagonist Efficacy


100
75
50
25
0
-25
-50
% inhibition
-0.5
0.0
0.5
1.0
1.5
Log conc [μM]
Reporter / Stimulus
STAT6 / IL-4
STAT6 / IL-13
STAT5 / IL-2

Internally-Discovered IL-4Rα Antagonists

- Multiple novel chemical series discovered in-house
- Compounds replicate dupilumab phenotype: **selective sub-μM inhibition of IL-4/IL-13 signaling**
- Currently enabling structure-based design (X-ray crystal and ligand-/ target-based NMR)
- **Next Steps:** Lead optimization towards functional efficacy in *ex vivo* assays and *in vivo* proof-of-concept in 2023

Source: Ventyx internal data.

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Wholly-Owned and Internally-Discovered Small Molecule Portfolio With Multiple Near-Term Clinical Catalysts S1P1R Modulator Candidate Indication IND-Enabling Phase 1 Phase 2 Phase 3 Anticipated Catalysts VTX002 Ulcerative Colitis Phase 2 data H2 2023 TYK2 Inhibitor Candidate Indication IND-Enabling Phase 1 Phase 2 Phase 3 Anticipated Catalysts VTX958 Plaque Psoriasis Phase 2 data Q4 2023 VTX958 Crohn’s Disease Phase 2 data 2024 VTX958 Psoriatic Arthritis Phase 2 data H1 2024 Peripheral NLRP3 Inhibitor Candidate Indication IND-Enabling Phase 1 Phase 2 Phase 3 Anticipated Catalysts VTX2735 CAPS Initiate Phase 2 Q1 2023 CNS-Penetrant NLRP3 Inhibitor Candidate Indication IND-Enabling Phase 1 Phase 2 Phase 3 Anticipated Catalysts VTX3232 Parkinson’s Disease Initiate Phase 1 H1 2023 71

Questions? Answers.